EGA EMERGING GLOBAL SHARES TRUST

Supplement dated January 19, 2016 to the Statement of Additional Information dated July 29, 2015 for the following series (the “Fund”) of EGA Emerging Global Shares Trust:

Fund	Ticker
EGShares Emerging Markets Domestic Demand ETF	EMDD

I. Effective March 1, 2016, the Fund will change its name to EGShares EM Strategic Opportunities ETF, and all references to “EGShares Emerging Markets Domestic Demand ETF” will be replaced with “EGShares EM Strategic Opportunities ETF.” As a result of this change, effective March 19, 2016, the requirement that the Fund provide 60 days’ notice to shareholders in advance of a change to its policy of investing at least 80% of its net assets in “domestic demand” companies will no longer apply.

II. Effective March 1, 2016, the Fund’s ticker symbol will be changed to EMSO, and all references to “EMDD” will be replaced with “EMSO.”

III. Effective March 1, 2016, the following information is added after the sixth paragraph under the heading “Investment Advisory, Principal Underwriting and Other Service Arrangements – Investment Adviser”:

For the EGShares EM Strategic Opportunities ETF, EGA has agreed, effective March 1, 2016, to waive its advisory fee to 0.65% of the Fund’s average daily net assets (the “EMSO Fee Waiver Agreement”). The EMSO Fee Waiver Agreement will remain in effect and will be contractually binding until July 31, 2018. The EMSO Fee Waiver Agreement may be terminated at any time by the Board, but may not be terminated by EGA during the term of the EMSO Fee Waiver Agreement. The EMSO Fee Waiver Agreement shall automatically terminate upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of merger or liquidation of the Fund.

These changes will not result in changes to the Fund’s investment objective, principal investment strategies or principal risks.